                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                AUGUST 28, 1997
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            SIGNATURE RESORTS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             MARYLAND                 000-21193               95-4582157
(STATE OR OTHER JURISDICTION  (COMMISSION TITLE NUMBER)      (IRS EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NUMBER)


                       1875 SOUTH GRANT STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (650) 312-7171
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On June 5, 1997, Signature Resorts, Inc. ("Signature") entered into a definitive Agreement for Purchase and Sale of the Entire Issued Share Capital (the "Stock Purchase Agreement") to acquire LSI Group Holdings Plc ("LSI"), a United Kingdom public limited company, from Ian K. Ganney, Richard Harrington and Stephen Massey (the "LSI Shareholders"). LSI, directly and through its wholly-owned subsidiaries, develops, markets and operates through a points-based club system eleven (11) vacation ownership resorts located in England's Lake District and Midlands (3 resorts), Southern England (1 resort), the sun coast of Spain (3 resorts), the Spanish island of Menorca (2 resorts), Lanzarote in the Canary Islands (1 resort) and the Austrian Alps (1 resort). LSI's wholly-owned operating subsidiaries are LS Promotions Limited, a United Kingdom limited company, Pine Lake Plc, a United Kingdom public limited company, Woodford Bridge Country Club Limited, a United Kingdom limited company, Benal Holdings Limited, a Gibraltar limited company, Los Amigos Beach Club Limited, an Isle of Man limited company, Floriana Holdings Limited, a Gibraltar limited company, Hewicoon SL, a Spain limited company, LS International Resort Management Limited, a United Kingdom limited company, LSI Travel Club Limited, a United Kingdom limited company, LS Financial Services Limited, a United Kingdom limited company, and LS Interval Ownership Limited, a United Kingdom limited company. Following closing of the acquisition, Signature currently intends to continue to operate the resorts through LSI and its wholly-owned subsidiaries. In addition, Messrs. Ganney and Harrington will continue to be employed by LSI as its Chairman and Chief Executive Officer, respectively.

  At closing on August 28, 1997, pursuant to the Stock Purchase Agreement, Signature acquired all of the issued and outstanding share capital of LSI (the "Acquisition") in exchange for 1,330,934 newly-issued shares of Signature common stock (the "Signature Stock") and approximately $1,036,000 in cash paid to a minority shareholder (the "Cash Consideration") from Signature's working capital. Based on the closing price of Signature's common stock on the Nasdaq National Market on August 28, 1997, the 1,330,934 shares of Signature Stock issued in the Acquisition were valued at an aggregate of approximately $48.2 million and represented on a pro forma basis 5.6% of the shares of common stock outstanding on such date. Signature intends to account for the Acquisition using the pooling of interests method of accounting for business combinations.

  Pursuant to the Stock Purchase Agreement, certain beneficial shareholders of LSI agreed to indemnify Signature from and against certain expenses and damages arising out of a breach of a representation, warranty or covenant made by LSI or its shareholders in the Stock Purchase Agreement. In order to establish a procedure for the satisfaction of claims by Signature for indemnification, the Stock Purchase Agreement requires 10% of the 1,330,934 shares of Signature Stock received by the LSI Shareholders upon consummation of the Acquisition be deposited into escrow and held pursuant to an escrow agreement. The Stock Purchase Agreement provides that the escrow shares will be held by the escrow agent to satisfy claims made within the earlier of (i) one year from the closing date, or (ii) the date of issuance of first independent audit report of LSI's United Kingdom statutory accounts which includes any period ending after the closing date. If no claim for indemnification is outstanding at the end of the applicable period, the remaining escrowed shares will be released to the LSI Shareholders.

  Pursuant to the terms of the Stock Purchase Agreement, Signature and certain of the LSI Shareholders entered into a registration rights agreement (the "Registration Rights Agreement") with respect to the registration of the Signature Stock delivered to Messrs. Ganney and Harrington at closing (the "Registrable Shares"). The Registration Rights Agreement provides for either
(i) a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") covering the Registrable Shares, or (ii) an amendment of an effective shelf registration of Signature to provide for the inclusion of the Registrable Shares. Signature agrees to use its maximum reasonable efforts (subject to procedures and limitations imposed by the Securities and Exchange Commission) to cause the shelf registration to be declared effective under the Securities Act with respect to an aggregate of:
(1) as soon as practicable following the August 28, 1997 closing of the Acquisition and in no event later than the date Signature publicly releases financial statements covering at least 30 days of combined operations of Signature and LSI, a number of Registrable Shares of the Signature Stock the sale of which would generate $9.0 million in gross sales proceeds at a price equal to the closing sales price for Signature's common stock on the closing date of the

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Acquisition; (2) with respect to all Registrable Shares of the Signature Stock not included in such shelf registration (the "Remaining Shares"), (a) 33% of the Remaining Shares as soon as practicable following August 28, 1999, (b) 67% of the Remaining Shares as soon as practicable following August 28, 2000, and
(c) 100% of the Remaining Shares as soon as practicable following August 28, 2001. Signature further agrees to keep the shelf registration continuously effective under the Securities Act for a period of the shorter of (i) two years from the closing date of the Acquisition, (ii) the date when all Registrable Shares are tradeable without restriction under any applicable rules and regulations under the Securities Act of 1933, or (iii) when all Registrable Shares covered by the shelf registration have been disposed of in accordance therewith. If during a two year period following the closing date of the Acquisition, Signature proposes filing a registration statement under the Securities Act with respect to the proposed sale of Signature common stock (or securities exchangeable or convertible therefor) in an underwritten offering, then Signature agrees to provide the LSI Shareholders the opportunity to include in such registration statement the Registrable Shares.

  For additional information concerning the Stock Purchase Agreement, LSI's assets, the indemnity obligations of LSI and its beneficial owners, and the Registration Rights Agreement, see the attached Exhibits incorporated by reference or filed herewith in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (a) Financial statements of businesses acquired. The financial statements for LSI and Subsidiaries required by this Item 7(a) are incorporated by reference to the Form 8-K, filed by Signature on September 9, 1997.

  (b) Pro forma financial information. The pro forma financial information for LSI and Subsidiaries required by this Item 7(b) are incorporated by reference to the Form 8-K filed by Signature on September 9, 1997.

  (c) Exhibits.

   2.1 Agreement for Purchase and Sale of the Entire Issued Share Capital of
       LSI Group Holdings plc dated as of June 5, 1997 between Signature and shareholders of LSI Group Holdings plc and the Amendment to the Agreement for Purchase and Sale of the Entire Issued Share Capital of
       LSI Group Holdings plc dated as of August 28, 1997 between Signature and shareholders of LSI Group Holdings plc is incorporated by reference to
       Exhibit 2.3 to Amendment No. 1 to Form S-1 on
       Form S-3 (No. 333-30285), filed by Signature on September 9, 1997.
   2.2 Amendment to the Agreement for Purchase and Sale of the Entire Share
       Capital of LSI Group Holdings plc dated August 28, 1997, between
       Signature and shareholders of LSI Group Holdings plc is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.
   4   Registration Rights Agreement dated as of August 28, 1997 between
       Signature and Ian K. Ganney and Richard Harrington is incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Form S-1 on Form S-3
       (No. 333-30285), filed by Signature on September 9, 1997.

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SIGNATURE RESORTS, INC.

                                                    /s/ Andrew D. Hutton
                                          By: _________________________________
                                            Name: Andrew D. Hutton
                                            Title: Vice President and General
                                            Counsel

Dated: September 12, 1997

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                                 EXHIBIT INDEX

   2.1 Agreement for Purchase and Sale of the Entire Issued Share Capital of
       LSI Group Holdings plc dated as of June 5, 1997 between Signature and shareholders of LSI Group Holdings plc and the Amendment to the Agreement for Purchase and Sale of the Entire Issued Share Capital of
       LSI Group Holdings plc dated as of August 28, 1997 between Signature and shareholders of LSI Group Holdings plc is incorporated by reference to
       Exhibit 2.3 to Amendment No. 1 to Form S-1 on Form S-3 (no. 333-30285), filed by Signature on September 9, 1997.
   2.2 Amendment to the Agreement for Purchase and Sale of the Entire Share
       Capital of LSI Group Holdings plc dated August 28, 1997, between
       Signature and shareholders of LSI Group Holdings plc is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.
   4   Registration Rights Agreement dated as of August 28, 1997 between
       Signature and Ian K. Ganney and Richard Harrington is incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Form S-1 on Form S-3
       (no. 333-30285), filed by Signature on September 9, 1997.

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